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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 12, 2002



                                eDiets.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               000-30559                              56-0952883
        (Commission File Number)          (IRS Employer Identification No.)


                             3801 W. Hillsboro Blvd.
                         Deerfield Beach, Florida 33442
               (Address of Principal Executive Offices) (Zip Code)

                                 (954) 360-9022
              (Registrant's Telephone Number, Including Area Code)
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                              ITEM 5. OTHER EVENTS

On June 12, 2002, eDiets.com, Inc. (the "Company") issued a press release announcing that the Company has engaged the investment banking firm of U.S. Bancorp Piper Jaffray Inc. to advise its Board of Directors regarding any potential merger or acquisition of the Company, or other similar strategic transaction, intended to increase shareholder value. The press release is attached hereto as Exhibit 99.1.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits:

 Exhibit      Exhibit Title
  Number      -------------
 -------


  99.1        Press Release dated June 12, 2002.

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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       eDiets.com, Inc.


                                       By: /s/ Robert T. Hamilton
                                           --------------------------------
                                           Robert T. Hamilton
                                           Chief Financial Officer

Date:  June 18, 2002

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                                  EXHIBIT INDEX



Exhibit
 Number     Exhibit Title
-------     -------------


 99.1       Press Release dated June 12, 2002.

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